Exhibit 10.3

AMENDED AND RESTATED GUARANTEE

August 10, 2007

Wachovia Capital Finance Corporation (Canada), as Agent

141 Adelaide Street West, Suite 1500

Toronto, Ontario M5H 3L9

Re:	SMTC Manufacturing Corporation of Canada/Societe De Fabrication SMTC Du Canada (the “Borrower”)

Ladies and Gentlemen:

WHEREAS Congress Financial Corporation (Canada) (“Congress”) (predecessor to Wachovia Capital Finance Corporation (Canada) (“Wachovia”)) has entered into certain financing arrangements with Borrower and affiliates of Borrower pursuant to which Congress made loans and provided other financial accommodations to Borrower and its affiliates set forth in the Loan Agreement dated as of June 1, 2004 (as amended pursuant to a first amending agreement dated March 31, 2005, a second amending agreement dated August 17, 2005, a third amending agreement dated June 12, 2006, an extension letter dated August 1, 2006 and a fourth amending agreement dated September 20, 2006, collectively, the “Original Loan Agreement”) and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including a guarantee provided by the undersigned in favour of Congress dated as of June 1, 2004 (the “Original Guarantee”) (all of the foregoing, including the Original Loan Agreement, being collectively referred to herein as the “Original Financing Agreements”).

WHEREAS Borrower has requested that Wachovia (in such capacity, together with any successors and assigns if any, the “Agent”) for and on behalf of itself and as agent for Monroe Capital Management Advisors LLC, a Delaware limited liability company (in such capacity together with any successors and assigns if any, the “Tranche B Agent”) and the lenders from time to time party to the Loan Agreement (as hereinafter defined) (collectively, the “Lenders”) amend and restate the Original Loan Agreement pursuant to an amended and restated loan agreement dated as of the date hereof (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and Borrower, Agent, Tranche B Agent and Lenders have also agreed to amend and restate the other Original Financing Agreements, including the Original Guarantee (all of the foregoing, including the Loan Agreement, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively the “Financing Agreements”); and

WHEREAS due to the close business and financial relationships between Borrower and each of the undersigned (individually, a “Guarantor” and collectively, the “Guarantors”), in consideration of the benefits which will accrue to Guarantors and as an inducement for and in consideration of Agent, Tranche B Agent and Lenders making loans and advances and providing

GUARANTEE RE CDN LOAN

other financial accommodations to Borrower and its affiliates pursuant to the Loan Agreement and other Financing Agreements, each Guarantor hereby jointly and severally agrees to amend and restate the Original Guarantee and provide this Amended and Restated Guarantee (the “Guarantee”) as follows:

1.	Guarantee

(a)	Each Guarantor absolutely and unconditionally guarantees and agrees to be liable for the full and indefeasible payment and performance when due of the following (all of which are collectively referred to herein as the “Guaranteed Obligations”):

(i)	all obligations, liabilities and indebtedness of any kind, nature and description of Borrower to Agent, Tranche B Agent and Lenders and/or their affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under the Loan Agreement and other Financing Agreements or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Loan Agreement or after the commencement of any case with respect to Borrower and/or its affiliates under the Bankruptcy and Insolvency Act (Canada) (“BIA”), Companies’ Creditors Arrangement Act (Canada) (“CCAA”) or any similar statute in any jurisdiction (the “Insolvency Legislation”) (including, without limitation, the payment of interest and other amounts, which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in any such case and including loans, interest, fees, charges and expenses related thereto and all other obligations of Borrower or its affiliates or successors to Agent, Tranche B Agent and Lenders arising after the commencement of such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Agent, Tranche B Agent and Lenders and/or their affiliates; and

(ii)

all expenses (including, without limitation, attorneys’ fees and legal expenses) incurred by Agent, Tranche B Agent and Lenders in connection with the preparation, execution, delivery, recording, administration, collection, liquidation, enforcement and defence of Borrower’s and its affiliates’ obligations, liabilities and indebtedness as aforesaid to Agent, Tranche B Agent and Lenders, the rights of Agent, Tranche B Agent and Lenders in any collateral or under this Guarantee and all other Financing Agreements or in any way involving claims by or against Agent, Tranche B Agent and Lenders directly or indirectly arising out of or related to the relationships between Borrower and its affiliates, any Guarantor or any other Obligor (as hereinafter defined) and Agent, Tranche B Agent and Lenders, whether such expenses are incurred before, during or after the

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initial or any renewal term of the Loan Agreement or other Financing Agreements or after the commencement of any case with respect to Borrower or any Guarantor under the Insolvency Legislation.

(b)	This Guarantee is a guaranty of payment and not of collection. Each Guarantor agrees that Agent for itself, Tranche B Agent and Lenders need not attempt to collect any Guaranteed Obligations from Borrower and/or its affiliates, any other Guarantor or any other Obligor or to realize upon any collateral, but may require any Guarantor to make immediate payment of all of the Guaranteed Obligations to Agent for itself, Tranche B Agent and Lenders when due, whether by maturity, acceleration or otherwise, or at any time thereafter. Agent shall apply any amounts received in respect of the Guaranteed Obligations to any of the Guaranteed Obligations, in whole or in part (including attorneys’ fees and legal expenses incurred by Agent, Tranche B Agent or Lenders with respect thereto or otherwise chargeable to Borrower and/or its affiliates or Guarantors) and in accordance with the Loan Agreement.

(c)	Payment by a Guarantor shall be made to Agent, Tranche B Agent and Lenders at the office of Agent from time to time, on demand, as Guaranteed Obligations become due. Each Guarantor shall make all payments to Agent for itself, Tranche B Agent and Lenders on the Guaranteed Obligations free and clear of, and without deduction or withholding for or on account of, any set-off, counterclaim, defence, duties, taxes, levies, imposts, fees, deductions, withholding, restrictions or conditions of any kind. One or more successive or concurrent actions may be brought hereon against any Guarantor either in the same action in which Borrower and/or its affiliates or any other Obligor is sued or in separate actions. In the event any claim or action, or action on any judgment, based on this Guarantee is brought against any Guarantor, each Guarantor agrees not to deduct, set-off, or seek any counterclaim for or recoup any amounts which are or may be owed by Agent to any Guarantor.

2.	Waivers and Consents

(a)	Notice of acceptance of this Guarantee, the making of loans and advances and providing other financial accommodations to Borrower and its affiliates and presentment, demand, protest, notice of protest, notice of non-payment or default and all other notices to which Borrower and/or its affiliates or any Guarantor is entitled are hereby waived by each Guarantor. Each Guarantor also waives notice of and hereby consents to:

(i)	any amendment, modification, supplement, extension, renewal, or restatement of the Loan Agreement and other Financing Agreements, including, without limitation, extensions of time of payment of or increase or decrease in the amount of any of the Guaranteed Obligations, the interest rate, fees, other charges, or any collateral, and the guarantee made herein shall apply to the Loan Agreement and other Financing Agreements and the Guaranteed Obligations as so amended, modified, supplemented, renewed, restated or extended, increased or decreased;

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(ii)	the taking, exchange, surrender and releasing of collateral or guarantees now or at any time held by or available to Agent for the obligations of Borrower and/or its affiliates or any other party at any time liable on or in respect of the Guaranteed Obligations or who is the owner of any property which is security for the Guaranteed Obligations (individually, an “Obligor” and collectively, the “Obligors”);

(iii)	the exercise of, or refraining from the exercise of any rights against Borrower and/or its affiliates, any Guarantor or any other Obligor or any collateral;

(iv)	the settlement, compromise or release of, or the waiver of any default with respect to, any of the Guaranteed Obligations. Each Guarantor agrees that the amount of the Guaranteed Obligations shall not be diminished and the liability of each Guarantor hereunder shall not be otherwise impaired or affected by any of the foregoing; and

(v)	any Financing by Agent or Lenders of Borrower under Section 364 of the United Bankruptcy Code or consent to the use of cash collateral by Agent under Section 363 of the United States Bankruptcy Code.

(b)	No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations shall affect, impair or be a defence to this Guarantee, nor shall any other circumstance which might otherwise constitute a defence available to or legal or equitable discharge of Borrower or its affiliates in respect of any of the Guaranteed Obligations, or any Guarantor in respect of this Guarantee, affect, impair or be a defence to this Guarantee. Without limitation of the foregoing, the liability of each Guarantor hereunder shall not be discharged or impaired in any respect by reason of any failure by Agent to perfect or continue perfection of any lien or security interest in any collateral or any delay by Agent in perfecting any such lien or security interest. As to interest, fees and expenses, whether arising before or after the commencement of any case with respect to Borrower or its affiliates under any Insolvency Legislation, each Guarantor shall be liable therefor, even if Borrower’s or its affiliates’ liability for such amounts does not, or ceases to, exist by operation of law. Each Guarantor acknowledges that Agent has not made any representations to any Guarantor with respect to Borrower and its affiliates or any other Obligor or otherwise in connection with the execution and delivery by each Guarantor of this Guarantee and each Guarantor is not in any respect relying upon Agent or any statements by Agent in connection with this Guarantee.

(c)

Each Guarantor hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against Borrower and its affiliates, any collateral for the Guaranteed Obligations or other

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assets of Borrower and/or its affiliates or any other Obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, set-off or other recourse in respect to sums paid or payable to Agent, for itself, and for the benefit of Tranche B Agent and Lenders by each Guarantor hereunder and each Guarantor hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which a Guarantor might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by or collected or due from such Guarantor, Borrower and/or its affiliates or any other Obligor upon the Guaranteed Obligations or realized from their property.

(d)	Notwithstanding anything to the contrary contained herein, the amount of the obligations payable by each Guarantor under this Guarantee shall be the aggregate amount of the Guaranteed Obligations unless a court of competent jurisdiction adjudicates Guarantor’s obligations to be invalid, avoidable or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), in which case the amount of the Guaranteed Obligations payable by each Guarantor hereunder shall be limited to the maximum amount that could be guaranteed by each Guarantor without rendering such Guarantor’s obligations under this Guarantee invalid, avoidable or unenforceable under such applicable law.

3.	Subordination. Payment of all amounts now or hereafter owed to each Guarantor by Borrower and/or its affiliates or any other Obligor is hereby subordinated in right of payment to the indefeasible payment in full to Agent, for itself, Tranche B Agent and Lenders of the Guaranteed Obligations and all such amounts and any security and guarantees therefor are hereby assigned to Agent as security for the Guaranteed Obligations.

4.	Acceleration. Notwithstanding anything to the contrary contained herein or any of the terms of any of the other Financing Agreements, the liability of each Guarantor for the entire Guaranteed Obligations shall mature and become immediately due and payable, even if the liability of Borrower and/or its affiliates or any other Obligor therefor does not, upon the occurrence of any act, condition or event which constitutes an Event of Default (as such term is defined in the Loan Agreement).

5.	Account Stated. The books and records of Agent showing the account between Agent and Borrower shall be admissible in evidence in any action or proceeding against or involving a Guarantor as prima facie proof of the items therein set forth, and the monthly statements of Agent rendered to Borrower, to the extent to which no written objection is made within thirty (30) days from the date of sending thereof to Borrower, shall be deemed conclusively correct and constitute an account stated between Agent and Borrower and be binding on all Guarantors.

6.

Termination. This Guarantee is continuing, unlimited, absolute and unconditional. All Guaranteed Obligations shall be conclusively presumed to have been created in reliance on this Guarantee. A Guarantor shall continue to be liable hereunder until one of Agent’s officers actually receives a written termination notice from such Guarantor sent to Agent

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at its address set forth above by certified mail (return receipt requested) and thereafter as set forth below. Revocation or termination hereof by a Guarantor shall not affect, in any manner, the rights of Agent or any obligations or duties of such Guarantor under this Guarantee with respect to:

(a)	Guaranteed Obligations which have been created, contracted, assumed or incurred prior to the receipt by Agent of such written notice of revocation or termination as provided herein, including, without limitation:

(i)	all amendments, extensions, renewals and modifications of such Guaranteed Obligations (whether or not evidenced by new or additional agreements, documents or instruments executed on or after such notice of revocation or termination);

(ii)	all interest, fees and similar charges accruing or due on and after revocation or termination; and

(iii)	all attorneys’ fees and legal expenses, costs and other expenses paid or incurred on or after such notice of revocation or termination in attempting to collect or enforce any of the Guaranteed Obligations against Borrower and/or its affiliates, any Guarantor or any other Obligor (whether or not suit be brought); or

(b)	Guaranteed Obligations which have been created, contracted, assumed or incurred after the receipt by Agent of such written notice of revocation or termination as provided herein pursuant to any contract entered into by Agent prior to receipt of such notice. The sole effect of such revocation or termination by a Guarantor shall be to exclude from this Guarantee the liability of such Guarantor for those Guaranteed Obligations arising after the date of receipt by Agent of such written notice which are unrelated to Guaranteed Obligations arising or transactions entered into prior to such date. Without limiting the foregoing, this Guarantee may not be terminated and shall continue so long as the Loan Agreement shall be in effect (whether during its original term or any renewal, substitution or extension thereof).

7.	Reinstatement. If after receipt of any payment of, or proceeds of collateral applied to the payment of, any of the Guaranteed Obligations, Agent or Lenders is/are required to surrender or return such payment or proceeds to any Person for any reason, then the Guaranteed Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Guarantee shall continue in full force and effect as if such payment or proceeds had not been received by Agent or Lenders. Each Guarantor shall be liable to pay to Agent, and does indemnify and hold Agent harmless for the amount of any payments or proceeds surrendered or returned. This Section 7 shall remain effective notwithstanding any contrary action which may be taken by Agent in reliance upon such payment or proceeds. This Section 7 shall survive the termination or revocation of this Guarantee.

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8.	Amendments and Waivers. Neither this Guarantee nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Agent. Agent shall not by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Agent. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Agent of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Agent would otherwise have on any future occasion, whether similar in kind or otherwise.

9.	Corporate Existence, Power and Authority. Each Guarantor is a corporation duly organized and in good standing under the laws of its state or other jurisdiction of incorporation and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on its financial condition, results of operation or businesses or the rights of Agent hereunder or under the Loan Agreement and other Financing Agreements. The execution, delivery and performance of this Guarantee is within the corporate powers of each Guarantor, have been duly authorized and are not in contravention of law or the terms of the certificates of incorporation, by-laws, or other organizational documentation of each Guarantor, or any indenture, agreement or undertaking to which a Guarantor is a party or by which a Guarantor or its property are bound. This Guarantee constitutes the legal, valid and binding obligation of each Guarantor enforceable in accordance with its terms. Each Guarantor signing this guarantee shall be bound hereby whether or not any other Guarantor or any other person signs this Guarantee at any time.

10.	Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver

(a)	The validity, interpretation and enforcement of this Guarantee and any dispute arising out of the relationship between any Guarantor and Agent, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois but excluding any principles of conflicts of law or other rule of law that would result in the application of the law of any jurisdiction other than the laws of the State of Illinois.

(b)

Each Guarantor hereby irrevocably consents and submits to the non-exclusive jurisdiction of the Circuit Court of Cook County, Illinois and the United States District Court for the Northern District of Illinois, whichever Agent elects, and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Guarantee or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of any Guarantor and Agent in respect of this Guarantee or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between any

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Guarantor, Borrower and/or its affiliates, any Obligor and Agent or the conduct of any such persons in connection with this Guarantee, the other Financing Agreements or otherwise shall be heard only in the courts described above (except that Agent shall have the right to bring any action or proceeding against any Guarantor or its property in the courts of any other jurisdiction which Agent deems necessary or appropriate in order to realize on any collateral at any time granted by Borrower and/or its affiliates or any Guarantor to Agent or to otherwise enforce its rights against any Guarantor or its property).

(c)	Each Guarantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the Canadian mails, or, at Agent’s option, by service upon a Guarantor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, applicable Guarantor shall appear in answer to such process, failing which such Guarantor shall be deemed in default and judgment may be entered by Agent against any Guarantor for the amount of the claim and other relief requested.

(d)	EACH GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS GUARANTEE OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY GUARANTOR AND AGENT IN RESPECT OF THIS GUARANTEE OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY GUARANTOR OR AGENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTORS AND AGENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(e)	Neither Agent, Tranche B Agent nor any Lender shall have any liability to any Guarantor (whether in tort, contract, equity or otherwise) for losses suffered by a Guarantor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Guarantee, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Agent that the losses were the result of acts or omissions constituting gross negligence or wilful misconduct. In any such litigation, Agent shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of the Financing Agreements.

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11.	Judgment Currency. To the extent permitted by applicable law, the obligations of each Guarantor in respect of any amount due under this Agreement and other Financing Agreements to which such Guarantor is a party shall, notwithstanding any payment in any other currency (the “Other Currency”) (whether pursuant to judgment or otherwise), be discharged only to the extent of the amount in the currency in which it is due (the “Agreed Currency”) that Agent may, in accordance with normal banking procedures, purchase with the sum paid in the Other Currency (after any premium and costs of exchange) on the business day immediately after the day on which Agent receives the payment, such payment being for itself, Tranche B Agent and Lenders and payable in accordance with the Loan Agreement. If the amount in the Agreed Currency that may be so purchased for any reason falls short of the amount originally due, Guarantor shall pay all additional amounts, in the Agreed Currency, as may be necessary to compensate for the shortfall. Any obligation of Guarantor not discharged by that payment shall, to the extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided in this Section, continue in full force and effect.

12.	Notices. All notices, requests and demands hereunder shall be in writing and:

(a)	made to Agent at its address set forth above and to each Guarantor at its Chief Executive Office: set forth below, or to such other address as either party may designate by written notice to the other in accordance with this provision; and

(b)	deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail (return receipt requested) five (5) days after mailing.

13.	Partial Invalidity. If any provision of this Guarantee is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Guarantee as a whole, but this Guarantee shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

14.	Entire Agreement. This Guarantee represents the entire agreement and understanding of the parties concerning the subject matter hereof, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

15.	Successors and Assigns. This Guarantee shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of Agent and its successors, endorsees, transferees and assigns. The liquidation, dissolution or termination of a Guarantor shall not terminate this Guarantee as to such entity or as to any other Guarantor.

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16.	Construction. All references to the term “Guarantor(s)” wherever used herein shall mean each Guarantor and its respective successors and assigns (including, without limitation, any receiver, trustee or custodian for any Guarantor or any of its assets or any Guarantor in its capacity as debtor or debtor-in-possession under any Insolvency Legislation). All references to the term “Agent” wherever used herein shall mean Agent and its successors and assigns and all references to the term “Borrower” or its “affiliates” wherever used herein shall mean Borrower and its affiliates and their respective successors and assigns (including, without limitation, any receiver, trustee or custodian for Borrower or its affiliates or any of their respective assets or Borrower or its affiliates in their capacities as debtor or debtor-in-possession under any Insolvency Legislation). All references to the term “Person” or “person” wherever used herein shall mean any individual, sole proprietorship, partnership, limited partnership, corporation, limited liability company, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof. All references to the plural shall also mean the singular and to the singular shall also mean the plural.

17.	No Novation. This Guarantee does not discharge or release the obligations under the Original Loan Agreement and the other Original Financing Agreements or the Lien (as such term is defined in the Loan Agreement) or priority of any mortgage, pledge, security agreement or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Original Loan Agreement and the other Original Financing Agreements or instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Guarantee shall be construed as a release or other discharge of any Borrower or any Guarantor under the Original Financing Agreements from any of its obligations and liabilities as a “Borrower” or “Guarantor” thereunder. Each of the undersigned hereby (i) confirms and agrees that each Original Financing Agreement to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date hereof all references in any such Original Financing Agreement to “the Original Loan Agreement,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Original Financing Agreements shall mean the Original Financing Agreement as amended and restated by the respective Financing Agreement and (ii) confirms and agrees that to the extent that any such Financing Agreement purports to assign or pledge to the Agent a security interest in or Lien (as such term is defined in the Loan Agreement) on, any collateral as security for the obligations of the Borrower or the Guarantors from time to time existing in respect of the Original Financing Agreements, such pledge, assignment and/or grant of the security interest or Lien (as such term is defined in the Loan Agreement) is hereby ratified and confirmed in all respects.

18.	Acknowledgement. Each Guarantor acknowledges receipt of a copy of this Guarantee.

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19.	Facsimile. This Guarantee may be executed and delivered by facsimile transmission and Agent may rely on all such facsimile signatures as though such facsimile signatures were original signatures.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, each Guarantor has executed and delivered this Amended and Restated Guarantee as of the day and year first above written.

ATTEST:	SMTC CORPORATION

By:
Title:

By:
Title:

[CORPORATE SEAL]

Chief Executive Office:

635 Hood Road Markham, Ontario L3R 4N6
Fax No.: (905) 479-5326

ATTEST:	SMTC MANUFACTURING CORPORATION OF CALIFORNIA

By:
Title:

By:
Title:

[CORPORATE SEAL]

Chief Executive Office:

2302 Trade Zone Boulevard San Jose, California 95131
Fax No.: (408) 934-7101

GUARANTEE RE CDN LOAN

ATTEST:	SMTC MANUFACTURING CORPORATION OF MASSACHUSETTS

By:
Title:

By:
Title:

[CORPORATE SEAL]

Chief Executive Office:

109 Constitution Boulevard, Unit 160 Franklin, Massachusetts 02038
Fax No.: (508) 520-9351

ATTEST:	HTM HOLDINGS, INC.

By:
Title:

By:
Title:

[CORPORATE SEAL]

Chief Executive Office:

635 Hood Road Markham, Ontario L3R 4N6
Fax No.: (905) 479-5326

GUARANTEE RE CDN LOAN

ATTEST:	SMTC MEX HOLDINGS, INC.

By:
Title:

By:
Title:

[CORPORATE SEAL]

Chief Executive Office:

635 Hood Road Markham, Ontario L3R 4N6
Fax No.: (905) 479-5326

ATTEST:	SMTC DE CHIHUAHUA, S.A. DE C.V.

By:
Title:

By:
Title:

[CORPORATE SEAL]

Chief Executive Office:

Ave. Washington No 3701 Building 20 Parque Industrial Las Américas Chihuahua, Chihuahua, Mexico

GUARANTEE RE CDN LOAN

ATTEST:	RADIO COMPONENTES DE MEXICO, S.A. DE C.V.

By:
Title:

By:
Title:

[CORPORATE SEAL]

Chief Executive Office:

Ave. Washington No 3701 Building 20 Parque Industrial Las Américas Chihuahua, Chihuahua, Mexico

ATTEST:	SMTC HOLDINGS, LLC

By: SMTC CORPORATION, its sole member

By:
Title:

By:
Title:

[CORPORATE SEAL]

Chief Executive Office:

635 Hood Road Markham, Ontario L3R 4N6
Fax No.: (905) 479-5326

GUARANTEE RE CDN LOAN